SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 9, 2001
                                                -------------------------------

                         CYFIT WELLNESS SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

        Nevada                        0-32117                 91-1985634
-------------------------------   -------------------   ------------------------
(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                   File No.)              Identification No.)


                       225 Oser Drive, Happaugue, NY 11788
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Registrant's telephone number, including area code     (631) 851-7000
                                                   -----------------------------

Item 5.  Other Events.

         As a result of the acquisition of Cyfit Wellness Solutions, Inc. in March 2001 Registrant has adopted a fiscal year end of December 31, beginning with the year ending December 31, 2001.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYFIT WELLNESS SOLUTIONS, INC.



August 9, 2001                               By:   /s/ EUGENE FERNANDEZ
                                                   -----------------------------
                                                   Eugene Fernandez
                                                   President


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